UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2017

                                        First US Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (334) 636-5424

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                   Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 5.02(b) of this Current Report on Form 8-K with respect to the Director Indemnification Agreement, dated as of July 26, 2017 (the “Indemnification Agreement”), by and between First US Bancshares, Inc. (the “Company”) and David P. Hale, is incorporated in this Item 1.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)	Election of David P. Hale to the Board of Directors

On July 26, 2017, the Board of Directors (the “Board”) of the Company, upon the recommendation of the Board’s Executive, Nominating, and Corporate Governance Committee, voted unanimously to increase the size of the Board from thirteen (13) to fourteen (14) directors and to elect David P. Hale to fill the vacancy created by the increase in the size of the Board, effective as of July 26, 2017.  The Board appointed Dr. Hale to serve on the Audit Committee of the Board.  Dr. Hale will also serve on the Board of Directors of First US Bank, the Company’s wholly owned banking subsidiary (the “Bank”).  The Board of Directors of the Bank (the “Bank Board”) appointed Dr. Hale to serve on the Retail, Operations, Technology, and Compliance Committee of the Bank Board.

There are no arrangements or understandings between Dr. Hale and any other person pursuant to which he was appointed to the positions with the Company and the Bank described above.  Additionally, there are no related person transactions involving Dr. Hale and the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

The Board has affirmatively determined that Dr. Hale is independent under Nasdaq listing standards and is otherwise qualified to serve on the Boards and the committees to which he has been appointed.  Dr. Hale will receive the compensation described in the section titled “Director Compensation – Fees” included in the Company’s definitive proxy statement filed with the SEC on March 22, 2017; provided, however, that the compensation of the Company’s directors may be adjusted by the Board from time to time.  Dr. Hale will also be eligible to receive awards under the Company’s 2013 Incentive Plan.

(b)	Director Indemnification Agreement

On July 26, 2017, the Company entered into the Indemnification Agreement with Dr. Hale in connection with his membership on the Board of the Company.  The Indemnification Agreement is substantially similar to the Director Indemnification Agreements previously entered into between the Company and each of its other current directors.

In general, the Indemnification Agreement provides that the Company will, to the extent permitted by applicable law and subject to certain limitations, indemnify Dr. Hale against all expenses, judgments, fines, and penalties actually and reasonably incurred by him in connection with the defense or settlement of any civil, criminal, administrative, or investigative action, suit, or proceeding brought against him or in which he otherwise becomes involved by reason of his relationship with the Company.  The Indemnification Agreement provides for indemnification rights regarding third-party proceedings and proceedings brought by or in the right of the Company.  Additionally, the Indemnification Agreement provides for the advancement of expenses incurred by Dr. Hale in connection with any proceeding covered by the Indemnification Agreement, provided that he must undertake in writing to repay any such amounts to the extent that it is determined that he is not entitled to indemnification.

No payments pursuant to the Indemnification Agreement are available (i) to indemnify or advance expenses with respect to proceedings initiated or brought voluntarily by Dr. Hale and not by way of defense, subject to certain exceptions; (ii) to indemnify Dr. Hale for expenses, judgments, fines, or penalties sustained in any proceeding for which payment is actually made to him under a valid and collectible insurance policy, except in respect of any excess beyond the amount of such insurance payment; (iii) to indemnify Dr. Hale for any expenses, judgments, fines, or penalties sustained in any proceeding for an accounting of profits made from the purchase or sale by him of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law; (iv) to indemnify Dr. Hale for any expenses, judgments, fines, or penalties resulting from his conduct that is finally adjudged to have been willful misconduct, knowingly fraudulent, or deliberately dishonest; or (v) if a court of competent jurisdiction finally determines that such payment is unlawful.

The Indemnification Agreement does not exclude any other rights to indemnification or advancement of expenses to which Dr. Hale may be entitled, including any rights arising under the Company’s Certificate of Incorporation, as amended, or Bylaws, any other agreement, any vote of the Company’s shareholders or disinterested directors, the Delaware General Corporation Law, or otherwise.  The Indemnification Agreement also contains various representations and covenants by the Company as to the maintenance of directors and officers liability insurance.

The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Director Indemnification Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 0-14549) filed with the SEC on October 30, 2009 and incorporated herein by reference.

Item 8.01.	Other Events.

On July 26, 2017, the Company issued a press release announcing the election of Dr. Hale to the Boards of Directors of the Company and the Bank, which press release contains additional biographical information about Dr. Hale.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit Number	Exhibit

10.1

Form of Director Indemnification Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 0-14549) filed with the Securities and Exchange Commission on October 30, 2009)

99.1	Press Release, dated July 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST US BANCSHARES, Inc.

Dated: July 26, 2017	By:	/s/ James F. House
	Name:	James F. House
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1

Form of Director Indemnification Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 0-14549) filed with the Securities and Exchange Commission on October 30, 2009)

99.1	Press Release, dated July 26, 2017*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.